UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 17, 2006


                                   ONTV, INC.
                         ----------------- -----------
             (Exact name of Registrant as specified in its charter)


     Delaware                           000-29249                16-1499611
--------------------          ------------------------------  -----------------
(State or other jurisdiction      (Commission File No.)        (IRS Employer
of incorporation)                                            Identification No.)

                          2444 Innovation Way, Bldg 10
                            Rochester, New York 14624
                     -------------------------------------
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:   (585) 295-8601
                                                      ---------------

                                       N/A
                 ----------------------------------------- ----
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement

      On March 16, 2006 the Company acquired a technology license from Sure Trace Security Corporation. The license gives the Company the worldwide rights to manufacture and sell products using Sure Trace's "anti-counterfeiting technology".

      With Sure Trace's anti-counterfeiting technology, currency and tangible products can be marked in a way that identifies the government issuing the currency or the manufacturer of the product. The markings provided by Sure Trace cannot be removed or altered.

      In consideration for the license, the Company agreed to pay Sure Trace:

          o a royalty equal to 7.5% of all amounts received by the Company from the use of the licensed technology,

          o    $75,000 per month, and

          o the amounts Sure Trace has spent over the last 18 months in order to develop the licensed technology, up to a maximum of $600,000. This amount shall be paid in twelve equal installments beginning in April 2006.

      The license from Sure Trace expires in March 2011.

      In consideration for the license Sure Trace received shares of the Company's capital stock representing approximately 90% of the outstanding securities and voting power of the Company. In addition, certain officers and directors of Sure Trace will become the management of the Company.

      Sure Trace is headquartered in Philadelphia, Pennsylvania.

      In a related transaction, Sure Trace agreed to purchase the 20,000 shares of the Company's Series A Preferred stock owned by Daniel M. Fasano for $500,000. Payment for the shares is to be made in a series of installments.

Item 9.01   Financial Statements, Exhibits and Pro Forma Financial Information

      (d)   Exhibits

               2.     Agreement to Issue Stock for Technology License.
              10.     Agreement to Purchase Shares of Series A Preferred Stock.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 22, 2006.

                                 ONTV, INC.



                                 By:   /s/ Daniel M. Fasano
                                      ----------------------------------
                                      Daniel M. Fasano
                                      Chief Executive Officer, Principal
                                      Financial Officer and Principal
                                      Accounting Officer

                                    EXHIBIT 2

                                   ONTV, INC.

                                       AND

                         SURE TRACE SECURITY CORPORATION

                 AGREEMENT TO ISSUE STOCK FOR TECHNOLOGY LICENSE

3

                                      INDEX

                                                                          Page
                                                                          ----

ARTICLE I - ISSUANCE OF STOCK ....................................         4

ARTICLE II - REPRESENTATIONS AND WARRANTIES OF ONTV ................       4
    2.01 - Organization ............................................       4
    2.02 - Capital .................................................       4
    2.03 - Directors and Officers' Compensation; Banks .............       4
    2.04 - Financial Statements ....................................       4
    2.05 - Absence of Changes ......................................       5
    2.06 - Absence of Undisclosed Liabilities ......................       5
    2.07 - Tax Returns .............................................       5
    2.08 - Investigation of Financial Condition.....................       5
    2.09 - Trade Names and Rights ..................................       5
    2.10 - Contracts and Leases ....................................       5
    2.11-  Insurance Policies ......................................       5
    2.12 - Compliance with Laws ....................................       6
    2.13 - Litigation ..............................................       6
    2.14 -    Ability to Carry Out Obligations .....................       6

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF STC ...............        6

ARTICLE IV - OBLIGATIONS BEFORE CLOSING ...........................        7

ARTICLE V - CLOSING ...............................................        7
    5.0l - Closing ................................................        7
    5.02 - Shares and License .....................................        7
    5.03 - Officers and Directors .................................        7
    5.04 - Post-Closing Obligations ...............................        7

ARTICLE VI - MISCELLANEOUS ........................................        7
    6.0l -    Arbitration .........................................        7
    6.02 -    Costs ...............................................        8
    6.03 -    Termination .........................................        8
    6.04 -    Captions and Headings ...............................        8
    6.05 -    No Oral Change ......................................        8
    6.06 -    Non-Waiver ..........................................        8
    6.07 -    Time of Essence .....................................        8
    6.08 -    Entire Agreement ....................................        9
    6.09 -    Governing Law .......................................        9
    6.10 -    Counterparts ........................................        9
    6.11 -    Notices .............................................        9
    6.12 -    Binding Effect ......................................        9
    6.13 -    Effect of Closing ...................................        9
    6.14 -    Mutual Cooperation ..................................        9

                                                                          Page
                                                                          ----

    Exhibit A - Options, Warrants and Convertible Securities........
    Exhibit B - Officers and Directors..............................
    Exhibit C - Financial Statements - Changes in Financial Condition
    Exhibit D - Trademarks, Trade Names and Copyrights ..............
    Exhibit E - Material Contracts ..................................
    Exhibit F - Insurance Policies...................................
    Exhibit G - Certificate designating rights and preferences of
                Series B Preferred Stock.............................
    Exhibit H-  License .............................................

                                    AGREEMENT
                                    ---------

      This AGREEMENT made this 17th day of March 2006 by and between OnTV, Inc. ("OnTV") and Sure Trace Security Corporation ("STC") is made for the purpose of setting forth the terms and conditions upon which OnTV will acquire a License to certain technology owned by STC in exchange for shares of OnTV's common and preferred stock.

      In consideration of the mutual promises, covenants, and representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:

                                    ARTICLE I
                                ISSUANCE OF STOCK

      Subject to the terms and conditions of this Agreement, OnTV agrees to issue, and STC agrees to accept 52,349,249 shares of OnTV's common stock and 16,000 shares of OnTV's Series B Preferred Stock in consideration for the technology License.

                                   ARTICLE II
                     REPRESENTATIONS AND WARRANTIES OF ONTV

      OnTV represents and warrants to STC that:

      2.0l Organization. OnTV is a corporation duly organized, validly existing, and in good standing under the laws of Delaware, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

      2.02 Capital. The authorized capital stock of OnTV consists of 80,000,000 shares of Class A common stock, 20,000,000 shares of Class B common stock and 5,000,000 shares of preferred stock, of which 23,594,301 shares of Class A common stock and 20,000 shares of Series A preferred stock will be issued and outstanding at closing. At closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating OnTV to issue or to transfer from treasury any additional shares of its capital stock of any class other than as set forth on Exhibit A.

      2.03 Directors and Officers' Compensation; Banks. Exhibit B to this Agreement contains: (i) the names and titles of all directors and officers of OnTV and all persons whose compensation from OnTV as of the date of this Agreement will equal or its expected to equal or exceed, at an annual rate, the sum of $1,000; (ii) the name and address of each bank with which OnTV has an account or safety deposit box, the identification number thereof, and the names of all persons who are authorized to draw thereon or have access thereto; and
(iii) the names of all persons who have a power of attorney from OnTV and a summary of the terms thereof.

      2.04 Financial Statements. Exhibit C to this Agreement is the balance sheets of OnTV as of December 31, 2005, and the related statements of income for the period then ended. The financial statements have been prepared in accordance with generally accepted accounting principles consistently followed by OnTV throughout the periods indicated and fairly present the financial position of OnTV as of the dates of the balance sheets included in the financial statements, and the results of its operations for the periods indicated.

      2.05 Absence of Changes. Since December 31, 2005 there has not been any change in the financial condition or operations of OnTV, except changes reflected on Exhibit C or changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

      2.06 Absence of Undisclosed Liabilities. OnTV did not as of December 31, 2005 have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected on Exhibit C.

      2.07 Tax Returns. Within the times and in the manner prescribed by law, OnTV has filed all federal, state, and local tax returns required by law and has paid all taxes, assessments, and penalties due and payable. No federal income tax returns of OnTV have been audited by the Internal Revenue Service. The provision for taxes, if any, reflected in OnTV's balance sheet as of December 31, 2005, is adequate for any and all federal, state, county, and local taxes for the period ending on the date of that balance sheet and for all prior periods, whether or not disputed. There are no present disputes as to taxes of any nature payable by OnTV.

      2.08 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, STC shall have the opportunity to meet with OnTV's accountants and attorneys to discuss the financial condition of OnTV. OnTV shall make available to STC the books and records of OnTV. The minutes of OnTV are a complete and accurate record of all meetings of the shareholders and directors of OnTV and accurately reflect all actions taken at such meetings. The signatures of the directors and/or officers on such minutes are the valid signatures of OnTV's directors and/or officers who were duly elected or appointed on the dates that the minutes were signed by such persons. The stock book of OnTV contains an accurate record of all transactions with respect to the capital stock of OnTV.

      2.09 Trade Names and Rights. Exhibit D attached hereto and made a part hereof lists all trademarks, trademark registrations or applications, trade names, service marks, copyrights, copyright registrations or applications which are owned by OnTV. No person other than OnTV owns any trademark, trademark registration or application, service mark, trade name, copyright, or copyright registration or application the use of which is necessary or contemplated in connection with the operation of OnTV's business.

      2.10 Contracts and Leases. Exhibit E attached hereto and made a part hereof contains a summary of the provisions of all material contracts, leases, and other agreements of OnTV presently in existance or which have been agreed to by OnTV (whether written or oral). Except as disclosed on Exhibit E, OnTV is not in default under of these agreements or leases.

      2.11 Insurance Policies. Exhibit F to this Agreement is a description of all insurance policies held by OnTV concerning its business and properties. All these policies are in the respective principal amounts set forth in Exhibit F and are in full force and effect.

      2.12 Compliance with Laws. OnTV has complied with, and is not in violation of, applicable federal, state, or local statutes, laws, and regulations affecting its properties or the operation of its business, including but not limited to applicable federal and state securities laws. OnTV does not have any employee benefit plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974.

      2.13 Litigation. OnTV is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation pending or, to the best knowledge of OnTV threatened, against or affecting OnTV or its business, assets, or financial condition. OnTV is not in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality. OnTV is not engaged in any legal action to recover moneys due to OnTV or damages sustained by OnTV.

      2.14 Ability to Carry Out Obligations. Subject to the approval of its shareholders, OnTV has the right, power, and authority to enter into, and perform its obligations under, this Agreement. The execution and delivery of this Agreement by OnTV and the performance by OnTV of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, by-law, or other agreement or instrument to which OnTV is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of OnTV, or (c) an event that would result in the creation or imposition or any lien, charge, or encumbrance on any asset of OnTV or would create any obligation for which OnTV would be liable, except as contemplated by this Agreement.

                                   ARTICLE III
                      REPRESENTATIONS AND WARRANTIES OF STC

      STC has the right, power, and authority to enter into, and perform its obligations under, this Agreement. The execution and delivery of this Agreement by STC and the issuance of the technology License by STC will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, by-law, or other agreement or instrument to which STC is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of STC, or (c) an event that would result in the creation or imposition or any lien, charge, or encumbrance on any asset of STC or would create any obligations for which STC would be liable, except as contemplated by this Agreement.

      STC understands that the shares being acquired from OnTV represent restricted securities as that term is defined in Rule l44 of the Securities and Exchange Commission.

                                   ARTICLE IV
                           OBLIGATIONS BEFORE CLOSING

      Prior to the closing, and except as contemplated by this Agreement (i) OnTV will conduct its business in the normal course, (ii) will not sell, pledge, or assign any assets, without the prior written approval of STC, except in the regular course of business and (iii) will not amend its Articles of Incorporation or By-laws, declare dividends, redeem or sell stock or other securities, incur additional or newly-funded material liabilities, acquire or dispose of fixed assets, change senior management, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction other than in the regular course of business.

                                    ARTICLE V
CLOSING
      5.0l Closing. Unless the closing of this transaction takes place before March 31, 2006, either party may terminate this Agreement without liability to the other party:

      5.02  Shares and License.  On the closing date:
            ------------------

          o OnTV will issue 52,349,249 shares of its common stock and 16,000 shares of its Series B Preferred Stock to STC. The Certificate of the Designation of the Series B Preferred Stock is attached as Exhibit G.
          o STC will issue to OnTV the technology License in the form of Exhibit H.

      5.03 Officer and Directors. At the closing of this Agreement OnTV will cause James Mackay to be appointed as a director of OnTV. Following such appointment, all present officers and directors of OnTV will resign.

      5.04 Post Closing Obligations. On March 15, 2006 the shareholders of OnTV approved the distribution of the shares of OnTV's subsidiaries to the shareholders of OnTV. The record date for the distribution is April 30, 2006. STC agrees:

          o To cooperate with Daniel M. Fasano in making the distributions approved by OnTV's shareholders on April 30, 2006 (or such other date prior to April 30, 2006 as may be determined by Mr. Fasano), provided Mr. Fasano pays all expenses associated with the distributions, and
          o Not to change, except upon the written direction of Mr. Fasano, the management or capital structure of the subsidiaries.

                                   ARTICLE VI
                                  MISCELLANEOUS

      6.01 Arbitration. Any controversy or claim arising out of, or relating to, this Agreement, or the making, performance, or interpretation thereof, shall be settled by arbitration in Rochester, New York in accordance with the rules of the American Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy.

      6.02 Costs. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorney's fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

      6.03 Termination. In addition to the other remedies, ONTV or STC may on or prior to the closing date terminate this Agreement, without liability to the other party:

      (i) If the legality and sufficiency of all steps taken and to be taken by each party in carrying out this Agreement shall not have been approved by the respective party's counsel, which approval shall not be unreasonably withheld.

   (ii) If a party breaches any representation, warranty, covenant or obligation of such party set forth herein and such breach is not corrected within ten days of receiving written notice from the other party of such breach.

      6.04 Captions and Headings. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

      6.05 No Oral Change. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

      6.06 Non-Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, convenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

      6.07 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

      6.08 Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements, understandings and the letters of intent between the parties.

      6.09 Governing Law. This Agreement and its application shall be governed by the laws of Delaware.

      6.10 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      6.11 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

OnTV, Inc.                             Sure Trace Securities Corporation

Daniel M. Fasano                       Michael Cimino
2444 Innovation Way, Bldg 10,          1615 Walnut Street, 3rd Floor
Rochester, NY 14624                    Philadelphia, PA 19103
(585) 295-8601                         (215) 972-6999
(585) 247-5340 (fax)                   (215) 972-6988 (fax)

      6.12 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

      6.13 Effect of Closing. All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall survive the closing of this Agreement.

      6.14 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein. Neither party will intentionally take any action, or omit to take any action, which will cause a breach of such party's obligations pursuant to this Agreement.

      Except as provided above, each of the parties hereto agrees to pay all of its own expenses (including without limitation, attorneys' and accountants' fees) incurred in connection with this

Agreement, the transactions contemplated herein and negotiations leading to the same and the preparations made for carrying the same into effect. Each of the parties expressly represents and warrants that no finder or broker has been involved in this transaction and each party agrees to indemnify and hold the other party harmless from any commission, fee or claim of any person, firm or corporation employed or retained by such party (or claiming to be employed or retained by such party) to bring about or represent such party in the transactions contemplated by this Agreement.

      AGREED TO AND ACCEPTED as of the date first above written.

                                   ONTV, Inc.


                                    By  /s/ Daniel M. Fasano
                                       --------------------------------------
                                        Daniel M. Fasano, President



                                    SURE TRACE SECURITIES CORPORATION


                                    By  /s/ Michael Cimino
                                       --------------------------------------
                                        Michael Cimino, President

                                   EXHIBIT 10

                              AGREEMENT TO PURCHASE
                       SHARES OF SERIES A PREFERRED STOCK


      1. Sure Trace Security Corporation ("STC"), as of March 21, 2006, does hereby agree to purchase 20,000 shares of the Series A Preferred Stock of OnTV, Inc. (the "Shares") from Daniel M. Fasano (the "Shareholder") for $500,000.

      2. Payments for the Shares will be made according to the following schedule:

                  Payment Date                  Amount

                    3-15-06                     $75,000
                    3-24-06                    $75,000
                    4-15-06                     $75,000
                    5-15-06                     $75,000
                    6-15-06                     $75,000
                    7-15-06                     $75,000
                    8-15-06                     $50,000

      The parties agree that the $75,000 payment due on March 15, 2006 was received.

      3. The Shareholder agrees to sell the Shares to STC for the consideration shown above. The Shareholder represents and warrants to STC that the Shares are free and clear of all liens and encumbrances and the Shareholder has full legal power and authority to enter into this agreement and sell the shares as contemplated by this agreement. The Shareholder warrants to STC that no person or entity has any option, warrant, right or other instrument giving such person or entity the right to acquire any of the Shares.


      4. Until full payment is received for the Shares:

          o The Shares will be owned by the Shareholder and the Shares may be voted by the Shareholder,

          o STC, as the majority shareholder of OnTV, will take all necessary steps, including the replacement of the directors of OnTV, to insure that 10% of all amounts raised by OnTV from the sale of any shares of its capital stock or any securities convertible into shares of OnTV's capital stock, will be paid to the Shareholder until all amounts due the Shareholder pursuant to this Agreement have been paid in full. Nothing in this section will relieve STC from its obligation to pay to the Shareholder, when due, any amounts required by Section 2 of this Agreement which remain unpaid on the payment due date.

      5. If any payment is not received when due the Shareholder may give STC written notice of default. If payment is not received within five days receipt of such notice then:

          o All payments required by this Agreement will be immediately due and payable;

          o The unpaid amount of the $500,000 purchase price will bear interest at 10% per year; and

          o The Shareholder will be entitled to all costs of collection, including reasonable attorney's fees.

      Any notice required by this section will be given to:

            Michael Cimino
            1615 Walnut Street, 3rd Floor
            Philadelphia, PA 19103
            (215) 972-6999 (215) 972-6988 (fax)


     6. This Agreement contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings between the parties. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      7. This Agreement contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements, understandings and the letters of intent between the parties.

      8. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      9. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein. Neither party will intentionally take any action, or omit to take any action, which will cause a breach of such party's obligations pursuant to this Agreement.

      Except as provided above, each of the parties hereto agrees to pay all of its own expenses (including without limitation, attorneys' and accountants' fees) incurred in connection with this

Agreement, the transactions contemplated herein and negotiations leading to the same and the preparations made for carrying the same into effect. Each of the parties expressly represents and warrants that no finder or broker has been involved in this transaction and each party agrees to indemnify and hold the other party harmless from any commission, fee or claim of any person, firm or corporation employed or retained by such party (or claiming to be employed or retained by such party) to bring about or represent such party in the transactions contemplated by this Agreement.

      AGREED TO AND ACCEPTED as of the date first above written.


                                    ONTV, Inc.


                                 By  /s/ Daniel M. Fasano
                                    -------------------------------------
                                     Daniel M. Fasano, President



                                    SURE TRACE SECURITIES CORPORATION


                                 By  /s/ Michael Cimino
                                    ------------------------------------
                                     Michael Cimino, President